UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) October 1, 2024

Sonida Senior Living, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-13445		75-2678809
(Commission File Number)		(IRS Employer Identification No.)

14755 Preston Road,
Suite 810
Dallas, Texas	75254
(Address of Principal Executive Offices)	(Zip Code)

(972) 770-5600

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SNDA	New York Stock Exchange

Item 1.01	Entry into a Material Definitive Agreement.

The information contained in Item 2.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

As previously disclosed, on August 12, 2024, Sonida Senior Living, Inc., through various wholly-owned subsidiaries (the “Company”), entered into eight asset purchase agreements (the “Palm PSAs”) with various affiliates of Principal Senior Living Group for the acquisition of eight senior living communities (collectively, the “Palm Communities”). The Company paid $750,000 in earnest money upon entering into the Palm PSAs. Five of the Palm Communities are located in Florida and the other three Palm Communities are located in South Carolina.

Effective as of October 1, 2024, upon the terms and conditions set forth in the Palm PSAs, the Company completed its acquisition of the Palm Communities (the “Palm Acquisition”). Upon the completion of the Palm Acquisition, the Company paid the as-adjusted closing purchase price of approximately $102.9 million, which amount is subject to customary post-closing adjustments.

The foregoing description of the Palm PSAs and the transactions contemplated thereby is not complete and is qualified in its entirety by reference to the full text of the form of Palm PSA, which was filed as Exhibit 10.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on August 15, 2024 and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously disclosed, on July 24, 2024, the Company entered into a credit agreement (the “Credit Agreement”) with BMO Bank N.A. (“BMO Bank”), as administrative agent and a lender (collectively, with the other lenders party thereto from time to time, the “Lenders”), which evidences the Company’s senior secured revolving credit facility (the “Credit Facility”). On October 3, 2024, the Royal Bank of Canada (“RBC”) was added as an additional Lender under the Credit Agreement, and in connection therewith, RBC agreed to provide a revolving credit commitment under the Credit Facility for an additional amount of up to $75 million, resulting in an aggregate commitment under the Credit Facility of up to $150 million (the “Facility Amount”).

The borrowing base by which borrowing availability under the Credit Facility is determined is generally based upon the value of the senior living communities that secure the Company’s obligations under the Credit Agreement (the “Eligible Properties”), which initially consisted of two of the Company’s existing senior housing properties and, as of the date hereof, also includes the eight Palm Communities. The Credit Agreement contains an accordion feature pursuant to which the Facility Amount may be increased, in one or more incremental increases, to up to $500 million upon the Company’s request, the approval of the Lenders, and the satisfaction of other conditions set forth in the Credit Agreement. The Credit Facility has a term of three years and is fully recourse to the Company and each of its subsidiaries that owns the Eligible Properties.

The foregoing description of the Credit Agreement is not complete and is qualified in its entirety by reference to the full text of the Credit Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

BMO Capital Markets Corp., an affiliate of BMO Bank, and RBC Capital Markets, LLC, an affiliate of RBC, were underwriters of the Company’s previously announced underwritten public offering of shares of its common stock that closed in August 2024, and as such, they have received customary compensation in connection therewith.

Item 7.01	Regulation FD Disclosure.

On October 2, 2024, the Company signed a purchase and sale agreement to acquire two senior living communities in the Atlanta, Georgia market for $29.0 million (the “Atlanta PSA”).

On October 3, 2024, the Company issued a press release announcing the closing of the Palm Acquisition, the additional commitment of $75 million under its Credit Facility and the Atlanta PSA. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Also attached hereto as Exhibit 99.2 is an updated investor presentation of the Company.

The information included in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, is being furnished pursuant to General Instruction B.2 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities of that section, and is not incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act unless specifically identified therein as being incorporated therein by reference.

Item 9.01	Financial Statements and Exhibits.

Any financial statements that may be required by this Item 9.01, with respect to the acquisition described in Item 2.01 herein, will be filed by amendment to this Current Report on Form 8-K as soon as practicable, and in any event not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(d) Exhibits.

*10.1	Credit Agreement, dated July 24, 2024, among Sonida Senior Living, Inc. and BMO Bank, N.A.

99.1	Press Release, dated October 3, 2024.

99.2	Sonida Senior Living, Inc. Investor Presentation

104	Cover Page Interactive Data File-formatted as Inline XBRL.

*

Certain schedules have been omitted pursuant to Instruction 4 of Item 1.01 of Form 8-K and Item 601(a)(5) of Regulation S-K. The Company will provide, on a supplemental basis, a copy of any omitted schedule to the Securities and Exchange Commission or its staff upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 7, 2024	Sonida Senior Living, Inc.

	By:	/s/ David R. Brickman
Name: David R. Brickman
	Title:	Senior Vice President, Secretary and General Counsel